UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2006

Great Lakes Dredge & Dock Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-136861 (Commission File Number)	20-5336063 (IRS Employer Identification No.)

2122 York Road, Oak Brook, Illinois 60523
(Address of Principal executive offices, including  Zip Code)

(630) 574-3000
(Registrant’s telephone number, including area code)

Great Lakes Dredge & Dock Holdings Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement; Item 2.01 Completion of Acquisition or Disposition of Assets; and Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 26, 2006, GLDD Acquisitions Corp. (“GLDD”), the parent company of Great Lakes Dredge & Dock Corporation (“Great Lakes”), merged with and into Aldabra Merger Sub, L.L.C. (“Aldabra Merger Sub”), a wholly owned subsidiary of Aldabra Acqusition Corporation (“Aldabra”), and GLDD’s stockholders received shares of Aldabra common stock in exchange for their equity interests in GLDD.  Following such merger, also on December 26, 2006, Aldabra  merged with and into its indirect wholly owned subsidiary, GLH Merger Sub L.L.C.  (the “Holdings Merger”).  As a result of the Holdings Merger, the Aldabra stockholders (including the former GLDD stockholders) received common stock of Great Lakes Dredge & Dock Holdings Corp. (the “Registrant”), which prior to such merger was a direct subsidiary of Aldabra.  Following the Holdings Merger, each of GLH Merger Sub, L.L.C., Aldabra Merger Sub and Great Lakes Dredge & Dock Corporation then merged with and into the Registrant, which changed its name to “Great Lakes Dredge & Dock Corporation.”  The Certificate of Ownership and Merger pursuant to which such name change was effected is filed herewith as Exhibit 3.1.  In connection with the merger of Great Lakes into the Registrant, the Registrant executed the following agreements.

The Registrant, the guarantors named therein and BNY Midwest Trust Company, as Trustee, entered into a Fourth Supplemental Indenture, dated December 26, 2006  (the “Supplement”) to the Indenture, dated December 22, 2003 (the “Indenture”), relating to the 7 ¾% Senior Subordinated Notes due 2013 (the “Notes”).  Pursuant to the Supplement, the Registrant assumed all of Great Lakes’ obligations under the Indenture and the Notes.

The Registrant and Bank of America, N.A., as Administrative Agent, entered into a Reaffirmation Agreement, dated December 26, 2006, pursuant to which the Registrant expressly affirmed its obligations under Great Lakes’ senior credit agreement.

The Registrant and General Electric Capital Corporation (“GE”) entered into an Assumption Agreement, dated December 26, 2006, pursuant to which the Registrant expressly affirmed its obligations under the Guaranty Agreement pursuant to which Great Lakes had guaranteed the obligations of its subsidiary, Great Lakes Dredge & Dock Company, LLC, under a Credit Agreement with GE, dated December 17, 2003.

The Registrant and Wells Fargo HSBC Trade Bank, N.A. entered into a Reaffirmation, Ratification and Assumption Agreement dated December 26, 2006, pursuant to which the Registrant expressly assumed the obligations of Great Lakes Dredge & Dock Corporation under the International Letter of Credit Agreement dated as of September 29, 2006 and certain related agreements.

In connection with these transactions, the members of our management who previously held equity interests in GLDD, including our executive officers, entered into an Amended and Restated Management Equity Agreement with the Registrant.  This management equity agreement sets forth the vesting provisions applicable to the common stock issued in connection with the Holdings Merger, as well as transfer restrictions and certain repurchase rights in favor of the Registrant in the event of termination of employment.

The foregoing agreements are filed as exhibits 4.1, 10.1, 10.2, 10.3, and 10.4 respectively, and are incorporated herein by reference.

Item 3.03  Material Modification to Rights of Securities Holders

As described in Item 1.01, the Registrant assumed the obligations of Great Lakes Dredge & Dock Corporation under its 7 3/4% Senior Subordinated Notes due 2013. The information set forth in Item 1.01 and Exhibit 4.1 are incorporated herein by reference.

In accordance with the Registrant’s Amended and Restated Certificate of Incorporation, Madison Dearborn Capital Partners IV, L.P. designated two directors to have four votes in each matter submitted to a vote of directors. This letter is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End.

The Certificate of Ownership and Merger filed as Exhibit 3.1 hereto changed the Registrant’s name to “Great Lakes Dredge & Dock Corporation.”

Item 9.01  Financial Statements and Exhibits.

(b)  Financial Statements

(1)  The following financial statements are filed as Exhibit 99.1 hereto and are incorporated by reference herein:

GLDD Acquisitions Corp. and  Subsidiaries

Report of Independent Registered Public Accountants

Consolidated Balance Sheets as of December 31, 2005 and 2004

Consolidated Statements of Operations for the years ended December 31, 2005, 2004 (Sucessor), and 2003 (Predecessor)

Consolidated Statement of Stockholder’s Equity for the years ended December 31, 2005, 2004 (Sucessor), and 2003 (Predecessor)

Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 (Sucessor), and 2003 (Predecessor)

Notes to Audited Consolidated Financial Statements

Amboy Aggregates (A joint Venture)

Report of Independent Public Accountants

Balance Sheets as of December 31, 2005 and 2004

Statements of Income and Partners’ Capital for the years Ended December 31, 2005, 2004 and 2003

Statement of Cash Flows for the Years Ended December 31, 2005, 2004 and 2003

Notes to Financial Statements

(2)  The following financial statements are filed herewith as Exhibit 99.2 and are incorporated by reference herein:

GLDD Acquisitions Corp. and  Subsidiaries

Consolidated Balance Sheets as of September 30, 2006 and December 31, 2005

Consolidated Statements of Operations for the nine months ended September 30, 2006 and September 30, 2005

Consolidated Statement of Stockholder’s Equity for the nine months ended September 30, 2006 and September 30, 2005

Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and September 30, 2005

Notes to Unaudited Consolidated Financial Statements

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed herewith as Exhibit 99.3 and are incorporated by reference herein:

GLDD Acquisitions Corp. and  Subsidiaries

Unaudited Pro Forma Consolidated Consolidated Balance Sheet as of September 30, 2006

Unaudited Pro Forma Consolidated Consolidated Statements of Operations for the year ended December 31, 2005, the nine monthes ended September 30, 2005 and the nine months ended September 30, 2006

Notes to Unaudited Pro  Forma Condensed Consolidated Balance Sheet and Statements of Income

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Ownership and Merger of Great Lakes Dredge & Dock Corporation with and into Great Lakes Dredge & Dock Holdings Corp.

4.1

Fourth Supplemental Indenture, dated December 26, 2006, by and among Great Lakes Dredge & Dock Holdings Corp. (now known as Great Lakes Dredge & Dock Corporation), Great Lakes Dredge & Dock Corporation, the guarantors named therein and BNY Midwest Trust Company, as Trustee.

4.2

Letter from Madison Dearborn Capital Partners IV. LP to Great Lakes Dredge & Dock Corporation designating directors pursuant to the Registrant’s certificate of incorporation to have four (4) votes in each matter submitted to directors of the Registrant.

10.1	Reaffirmation Agreement, dated as of December 26, 2006, by and between Great Lakes Dredge & Dock Corporation (formerly named Great Lakes Dredge & Dock Holdings Corp.) and Bank of

America, N.A., as Administrative Agent.

10.2

Assumption Agreement, dated as of December 26, 2006, by and between Great Lakes Dredge & Dock Corporation (formerly named Great Lakes Dredge & Dock Holdings Corp.) and General Electric Capital Corporation.

10.3

Reaffirmation, Ratification and Assumption Agreement dated December 26, 2006, by and between Great Lakes Dredge & Dock Corporation (formerly named Great Lakes Dredge & Dock Holdings Corp.) and Wells Fargo HSBC Trade Bank, N.A.

10.4

Amended and Restated Management Equity Agreement dated December 26, 2006 by and among Aldabra Acquisition Corp., Great Lakes Dredge & Dock Holdings Corp. and each of the other persons identified on the signature pages thereto.

99.1	Audited consolidated financial statements

99.2	Unaudited consolidated financial statements

99.3	Unaudited pro forma financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Dredge & Dock Corporation

/s/ Deborah A. Wensel
Date: December 29, 2006	Name:	Deborah A. Wensel
	Title:	Senior Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Ownership and Merger of Great Lakes Dredge & Dock Corporation with and into Great Lakes Dredge & Dock Holdings Corp.

4.1

Fourth Supplemental Indenture, dated December 26, 2006, by and among Great Lakes Dredge & Dock Holdings Corp. (now known as Great Lakes Dredge & Dock Corporation), Great Lakes Dredge & Dock Corporation, the guarantors named therein and BNY Midwest Trust Company, as Trustee.

4.2

Letter from Madison Dearborn Capital Partners IV. LP to Great Lakes Dredge & Dock Corporation designating directors pursuant to the Registrant’s certificate of incorporation to have four (4) votes in each matter submitted to directors of the Registrant.

10.1

Reaffirmation Agreement, dated as of December 26, 2006, by and between Great Lakes Dredge & Dock Corporation ((formerly named Great Lakes Dredge & Dock Holdings Corp.) and Bank of America, N.A., as Administrative Agent.

10.2

Assumption Agreement, dated as of December 26, 2006, by and between Great Lakes Dredge & Dock Corporation (formerly named Great Lakes Dredge & Dock Holdings Corp.) and General Electric Capital Corporation.

10.3

Reaffirmation, Ratification and Assumption Agreement dated December 26, 2006, by and between Great Lakes Dredge & Dock Corporation (formerly named Great Lakes Dredge & Dock Holdings Corp.) and Wells Fargo HSBC Trade Bank, N.A.

10.4

Amended and Restated Management Equity Agreement dated December 26, 2006 by and among Aldabra Acquisition Corp., Great Lakes Dredge & Dock Holdings Corp. and each of the other persons identified on the signature pages thereto.

99.1	Audited consolidated financial statements

99.2	Unaudited consolidated financial statements

99.3	Unaudited pro forma financial statements